Supplement dated August 1, 2000
   to the Prospectus dated May 1, 2000 for Park Avenue Millennium Series - VUL

      The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2000 for the Variable Universal Life Insurance Policy issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through The Guardian Separate Account N and marketed under the name "Park Avenue Millennium Series".

      For policies issued in the State of Illinois, wherever the phrases "No-Lapse Guarantee" and "No-Lapse Guarantee Premium Test" appear in the Prospectus, replace them with the phrases "Minimum Premium Period" and "Minimum Premium Period Test", respectively.